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Supplement dated March 1, 2013

to

Prospectus dated June 11, 2012

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This supplement contains information that amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. dated June 11, 2012 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest.

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This supplement amends the Prospectus as follows:

MANAGEMENT

This supplement replaces the section entitled “Management – Board of Directors and Officers – Directors” on page 87 of the Prospectus with the following:

Board of Directors and Officers

Effective February 25, 2013, Vincent D. Foster is no longer a member of the board of directors of the Company or the Company’s pricing committee. Mr. Foster tendered his resignation in order to allow the Company to comply with the 1940 Act, which requires that a majority of the members of our board of directors be independent. Our board of directors has appointed Mr. Sims to serve as an interim member of the pricing committee until a director is elected to fill the vacancy created by Mr. Foster’s resignation. Upon the addition of another independent director, it is expected that a senior officer of Main Street will also join the board of directors.

Additionally, on February 25, 2013 (1) our board of directors received and accepted notice of Charles N. Hazen’s decision to retire from his role as Chief Executive Officer of the Company and the President and Chief Executive Officer of the general partner of our Adviser; (2) the board of directors appointed Sherri W. Schugart as the Company’s President and Chief Executive Officer; and (3) Ms. Schugart resigned as the Chief Operating Officer of the general partner of our Adviser, which position will be left unfilled, and was appointed its President and Chief Executive Officer. In addition to Mr. Hazen’s resignation from the positions described above, Mr. Hazen resigned as a director of Hines Securities, Inc., our dealer-manager, for which Ms. Schugart currently serves as a director. Mr. Hazen’s retirement and the resignations and appointments described above will be effective March 15, 2013. Mr. Hazen will continue to serve as the Chairman of our board of directors, and will also remain an employee of Hines for one year following his retirement to participate in and advise on various matters within Hines. Ms. Schugart’s biographical information is included in the section entitled “Portfolio Management – Our Investment Adviser.”

Our board of directors currently consists of three members, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or officers under section 402 of the Sarbanes-Oxley Act.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors.

Name	Age	Director Since	Expiration of Current Term
Interested Directors
Charles N. Hazen	51	2011	2013
Independent Directors(1)
Peter Shaper	45	2012	2013
John O. Niemann, Jr.	55	2012	2013
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(1)	Pursuant to the terms of the Sub-Advisory Agreement, and for so long as the Sub-Adviser acts as our Sub-Adviser, whether pursuant to the Sub-Advisory Agreement or otherwise, the Sub-Adviser may select a nominee who shall be nominated to serve as a member of our board of directors. At this time, the Sub-Adviser has not selected a director to fill the vacancy created by Mr. Foster’s resignation. Upon the addition of another independent director, it is expected that a senior officer of Main Street will join the board of directors.

The second full paragraph within the section entitled “Management – Board of Directors and Officers – Biographical Information – Interested Directors” on page 88 is deleted in its entirety.

This supplement replaces the section entitled “Management – Committees of the Board of Directors – Pricing Committee” on page 91 of the Prospectus with the following:

Committees of the Board of Directors

Pricing Committee

We are prohibited from selling our common stock at a price below current net asset value, exclusive of any distributing commission or discount. The pricing committee is responsible for assisting the board of directors in ensuring that the shares sold in our continuous offering that are affected at semi-monthly closings do not contravene this restriction. The pricing committee will consider various factors, including, but not limited to, the valuations of our investment portfolio provided by our Advisers in determining whether the standard has been met. Messrs. Hazen and Sims currently serve as the members of our pricing committee.

PORTFOLIO MANAGEMENT

The introductory sentence to the list of biographical information within the section entitled “Portfolio Management – Our Investment Sub-Adviser” on page 95 of the Prospectus is hereby replaced and supplemented with the following:

Below is a brief description of the background and experience of the principals of our Sub-Adviser and the senior investment professionals retained or employed by our Sub-Adviser.

Vincent D. Foster, age 55, has served as the chairman of Main Street’s board of directors, chief executive officer, as a member of Main Street’s investment committee since July 2007 and as a member of Main Street’s credit committee since October 2011. Mr. Foster is also a manager and a senior managing director of the Sub-Adviser. Mr. Foster also currently serves as a founding director of Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, and Team, Inc. (NASDAQ: TISI), which provides specialty contracting services to the petrochemical, refining, electric power and other heavy industries. He also served as a director of U.S. Concrete, Inc. (NASDAQ-CM: USCR) from 1999 until August 2010 and Carriage Services, Inc. (NYSE: CSV) from 1999 to November 2011. In addition, Mr. Foster served as a founding director of the Texas TriCities Chapter of the National Association of Corporate Directors from 2004 to June 2011. Following his graduation from Michigan State University, Mr. Foster, a C.P.A., had a 19-year career with Arthur Andersen, where he was a partner from 1988-1997. Mr. Foster was the director of Andersen’s Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating their respective industries. From 1997, Mr. Foster co-founded and has acted as co-managing partner or chief executive of several Main Street predecessor funds and entities, which are now subsidiaries of Main Street. Mr. Foster received his J.D. from Wayne State University Law School and also attended the University of Houston Law Center. Mr. Foster received the Ernst & Young Entrepreneur of the Year 2008 Award in the financial services category in the Houston & Gulf Coast Area. The program honors entrepreneurs who have demonstrated exceptionality in innovation, financial performance and personal commitment to their businesses and communities.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The tables setting forth information with respect to the beneficial ownership of shares of our common stock and the dollar range of equity securities that is beneficially owned by our directors, which are found on pages 111 and 112 of the Prospectus, are hereby replaced with the following:

	Shares Beneficially Owned as of the date of this Prospectus
Name and Address(1)	Number	Percentage Assuming maximum amount is purchased
5% Stockholders:
DJ-PEI Partners(2)	287,107.60	*
HMS Investor LLC(3)	861,323.81	*
Interested Directors:
Charles N. Hazen	—	—
Independent Directors:
Peter Shaper	—	—
John O. Niemann, Jr.	—	—
Officers (that are not directors)
Ryan T. Sims	—	—
Susan Dudley	2,501.18	*
Jeremy T. Davis	—	—
All officers and directors as a group (six persons)	2,501.18	*

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*	Represents less than 1.0%.
(1)	Except for DJ-PEI Partners, the address of each beneficial owner is c/o HMS Income Fund, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.

(2)	The address of DJ-PEI Partners is 400 Pine Street, Suite 900, Abilene, Texas 79601.

(3)	Hines Investment Holdings, LP is the 92% member of HMS Investor LLC and, as such, has voting and dispositive power over the 861,323.81 shares owned by HMS Investor LLC. JCH Investments, Inc. is the general partner of Hines Investment Holdings, LP and, as such, shares voting and dispositive power over the 861,323.81 shares held by HMS Investor LLC. As a result of his position at JCH Investments, Inc., Jeffrey C. Hines also shares voting and dispositive power over the 861,323.81 shares held by HMS Investor LLC.

Name and Address(1)	Dollar Range of Equity Securities Beneficially Owned(2)(3)(4)
Interested Directors:
Charles N. Hazen	None
Independent Directors:
Peter Shaper	None
John O. Niemann, Jr.	None

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(1)	The address of each of our directors is c/o HMS Income Fund, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)	The dollar range of equity securities beneficially owned by our directors is based on the current offering price of $10.00 per share.

(4)	The dollar range of equity securities beneficially owned is: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or over $100,000.